ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                              SERVICER'S CERTIFICATE

                                 1999-1 Group 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999, Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 1 for October 25, 1999, the Remittance date.

                        Due period ended: October 1, 1999

================================================================================


   1  Total Actual Principal Collections                    2,890,382.08
   2  Total Permanent Buydown Companion Principal              13,267.55
   3  Total Actual Interest Collections                     2,191,106.93
   4  Less Service Fees Service Fees Previously Remitted      133,719.47
   5  Additional Proceeds                                           0.00
                                                         ---------------
   6       Total Collections:                               4,961,037.09

   7  Pre-Funding Account Transfer                                  0.00
   8  Interest Coverage Account Transfer                            0.00
   9  Deferred Interest Coverage Account Transfer                   0.00
                                                         ---------------
  10       Aggregate Amount Received:                       4,961,037.09

      Monthly Advances

  11  Interest Advance                                        123,110.43
  12  Compensating Interest                                    11,446.20
  13  Amounts Held for Future Distributions                         0.00
  14  Cross Collateral Deposit                                      0.00
  15  Reserve Withdrawal per Sec. 6.14c                             0.00
                                                         ---------------
  16       Available Remittance Amount:                     5,095,593.72

  17  Service Fees                                                  0.00
  18  Expense Account Deposit:                                  2,084.67
                                                         ---------------
  19       Adjusted Remittance Amount:                      5,093,509.05

      Remaining Amount Available:

  20            Adjusted Remittance Amount                  5,093,509.05
  21            Insured Payments                                    0.00
  22            Monthly Premium @ 20 bp
                   due Certificate Insurer                     41,690.87
  23            Cross Collateral Withdrawal                         0.00
  24            Class Remittance Amounts                    5,051,818.18
  25            Non-Recoverable Advances not
                   Previously Reimbursed                            0.00
                                                         ---------------
     Total Remaining Amount Available:                              0.00
                                                         ===============
      Amount of Reimbursements Pursuant to Sec. 5.04
  26       Servicing Fee                                            0.00
  27       Monthly Advances and Servicer Advances                   0.00
  28       Other Mortgage Payments                                  0.00
  29       Interest Earned on P&I Deposits                          0.00
  30       Additional Servicing Compensation                        0.00


================================================================================




                                                      ALLIANCE FUNDING COMPANY
                                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                                         Designated Servicer
                                                        SERVICER'S CERTIFICATE

                                                           1999-1 Group 1

                               In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999, Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 1
                                             for October 25, 1999, the Remittance date.

                                                  Due period ended: October 1, 1999

====================================================================================================================================



                                                                    Total                    Class 1A                      Class R
                                                                    -----                    --------                      -------
  31  Loans Outstanding - BOM                                             4338
  32  Original Loan Balance                                     261,735,191.37            261,735,191.37
  33  Original Permanent Buydown Companion Loan Balance             812,089.13                812,089.13
  34  Pre-Funding Account Balance                                         0.00                      0.00
  35  Additional Principal Reduction, LTD                         9,498,384.55              9,498,384.55
  36  Realized Losses, LTD                                           15,729.23                 15,729.23
  37  Permanent Buydown Companion Loan Losses, LTD                        0.00                      0.00
  38  Carryforward Amount                                                 0.00                      0.00
  39  Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                  0.00                      0.00
                                                               ---------------------------------------------------------------------
  40  Total Class Principal Balance                             253,064,625.18            253,064,625.18
  41       Pool Factor per Loan Balance                             95.1764332%               95.1764332%
  42       Pool Factor per Class Balance                            92.0235001%               92.0235001%
  43  Excess Spread                                                       0.00                                               0.00
  44  Cross Collateral Withdrawal                                         0.00                                               0.00
  45  Cross Collateral Deposit                                            0.00                      0.00
  46  Additional Principal due Class A                              994,264.15                994,264.15
  47  Interest Remittance @ Pass-Through Rates                    1,153,904.40              1,153,904.40

      PRINCIPAL ADDITIONS:
  48            Number of loans                                              0                         0
  49            Transfers from Pre-Funding Account                        0.00                      0.00

      PRINCIPAL REDUCTIONS:

  50            Prepayments - Number                                        45                        45
  51            Prepayments - Dollar                              2,594,899.64              2,594,899.64
  52            Delinquent Loans Repurchased - Number                        0                      0.00
  53            Delinquent Loans Repurchased - Dollar                     0.00                      0.00
  54            Net Liquidation Proceeds                                  0.00                      0.00
  55            Curtailments                                         52,567.03                 52,567.03
  56            Normal and Excess Payments                          242,915.41                242,915.41
      Permanent Buydown Companion Principal                          13,267.55                 13,267.55
  57            Pre-Funding Account Transfer                              0.00                      0.00
                                                                --------------------------------------------------------------------
  58  Total Principal Remittance                                  2,903,649.63              2,903,649.63
  59  Additional Principal Reduction                                994,264.15                994,264.15
                                                                --------------------------------------------------------------------
  60  Total Remittance                                            5,051,818.18              5,051,818.18                     0.00
                                                                ====================================================================
  61  Current Month Realized Loss - Number                                   0                                                  0
  62  Current Month Realized Loss - Dollar                                0.00                                               0.00
  63  Current Month Permanent Buydown Companion Loan
             Realized Loss - Dollar                                       0.00                                               0.00

      CLASS PRINCIPAL BALANCE - EOM

  64  Loans Outstanding - EOM                                             4293
  65  Closing Loan Balance                                      258,844,809.29            258,844,809.29
  66  Closing Permanent Buydown Companion Loan Balance              798,821.58                798,821.58
  67  Pre-Funding Account Balance                                         0.00                      0.00
  68  Additional Principal Reduction, LTD                        10,492,648.70             10,492,648.70
  69  Realized losses, LTD                                           15,729.23                 15,729.23
  70  Permanent Buydown Companion Loan Losses, LTD                        0.00
  71  Aggregate Unpaid Principal Balance of Delinquent
  72     Loans Repurchased per Sec. 5.11                                  0.00                      0.00
                                                               ---------------------------------------------------------------------
  73  Total Class Principal Balance                             249,166,711.40            249,166,711.40
  74       Pool Factor per Loan Balance                             94.1253852%               94.1253852%
  75       Pool Factor per Class Balance                            90.6060769%               90.6060769%


====================================================================================================================================




                                                      ALLIANCE FUNDING COMPANY
                                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                                         Designated Servicer
                                                        SERVICER'S CERTIFICATE

                                                           1999-1 Group 1

                               In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999, Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 1
                                             for October 25, 1999, the Remittance date.

                                                  Due period ended: October 1, 1999

====================================================================================================================================

                                                                  Total                  Class A-1
                                                                  -----                  ---------
  76  Weighted Note Rate - THIS Remittance                       10.69982%
  77  Weighted Note Rate - NEXT Remittance                       10.69837%

  78  Related Remittance Period for Libor Rate                   27-Sep-99                   thru                  24-Oct-99
  79  Days in Related Period                                        28

  80  Pass-Through Rates                                                                   5.86250%

  81  Weighted Average Remaining Term                             245.55

  82  Original Pool - Principal Balance                        168,415,194.04            168,415,194.04
  83  Original Pool - Permanent Buydown Companion Balance          907,775.49                907,775.49
  84  Original Pool - Pre-Funding Account                      108,384,000.73            108,384,000.73
  85  Original Pool - Additional Principal Reduction             2,706,970.26              2,706,970.26
                                                              ----------------------------------------------------------------------
  86  Original Pool Total                                      275,000,000.00            275,000,000.00
  87  Original Pool - Number of Loans                              2782

------------------------------------------------------------------------------------------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                                 Beg.of Month              Current Month          End of Month
                                                                 ------------              -------------          ------------
  88  Additional Principal Reduction, LTD                        9,498,384.58                994,264.15          10,492,648.74
  89  Cross Collateral Deposits                                          0.00                      0.00                   0.00
  90  Realized Losses, LTD                                          15,729.23                      0.00              15,729.23
  91  Permanent Buydown Companion Loan Losses, LTD                       0.00                      0.00                   0.00
                                                              ----------------------------------------------------------------------
  92  Overcollateralization of Principal                         9,482,655.35                994,264.15          10,476,919.51
                                                              ======================================================================

  93  Base Overcollateralization Required                                                                        16,331,152.49
  94  Required Overcollateralization Amount                                                                      16,331,152.49

      CURRENT MONTH SUBORDINATED AMOUNT                           Beg.of Month             Current Month          End of Month
                                                                  ------------             -------------          ------------
  95  Original Subordinated Amount                              33,741,821.84                  N/A               33,741,821.84
  96  Less: Cumulative Realized Losses (excluding
          Permanent Buydown Companion Loans)                        15,729.23                      0.00              15,729.23
  97  Plus: Cumulative Additional Proceeds                               0.00                      0.00                   0.00
                                                               ---------------------------------------------------------------------
  98  Current Subordinated Amount                               33,726,092.61                                    33,726,092.61
                                                               =====================================================================
      NONRECOVERABLE ADVANCE RECONCILIATION

  99  Beginning of Month                                                                           0.00
 100  Current Month Unpaid Nonrecoverable Advance                                                  0.00
 101  Less: Current Month Reimbursement                                                            0.00
                                                                                             -----------
 102  End of Month                                                                                 0.00

====================================================================================================================================





                                                      ALLIANCE FUNDING COMPANY
                                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                                         Designated Servicer
                                                        SERVICER'S CERTIFICATE

                                                           1999-1 Group 1

                               In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999, Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 1
                                             for October 25, 1999, the Remittance date.

                                                  Due period ended: October 1, 1999

====================================================================================================================================


                                                                                               Class
                                                              Total                              A1
                                                         ---------------                   ---------------
 103  Total Class Principal - Original Pool              $275,000,000.00                   $275,000,000.00
 104  Interest Remittance Amount                            1,153,904.40                      1,153,904.40
 105  Interest Rate Factor / 1000                               4.196016                          4.196016

 106  Total Principal Collections                           2,903,649.63                      2,903,649.63
 107  Prefunding Account Transfer                                   0.00                              0.00
 108  Additional Principal Reduction                          994,264.15                        994,264.15
                                                         ---------------                   ---------------
 109  Principal Remittance Amount                           3,897,913.78                      3,897,913.78
 110  Principal Payment Factor/1000                            14.174232                         14.174232
 111  Principal Factor                                        906.060768                        906.060768

 112  Prior Month Principal Factor                            920.235000                        920.235000


====================================================================================================================================


                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-1 Group 2


  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999 and the Insurance Agreement dated as of
        February 1, 1999, Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 2 for
                     October 25, 1999, the Remittance date.

                        Due period ended: October 1, 1999

================================================================================

   1    Total Actual Principal Collections                        3,190,351.77
   2    Total Actual Interest Collections                         1,820,051.56
   3         Less: Service Fees Previously Remitted                 114,543.09
   4    Additional Proceeds                                             743.65
                                                                  ------------
   5         Total Collections:                                   4,896,603.89

   6    Pre-Funding Account Transfer                                      0.00
   7    Interest Coverage Account Transfer                                0.00
        Deferred Interest Coverage Account Transfer                       0.00
                                                                  ------------
   8    Aggregate Amount Received:                                4,896,603.89

        Monthly Advance
   9         Interest Advance                                       158,310.47
  10         Compensating Interest                                   10,847.87
  11         Amounts Held for Future Distributions                        0.00
  12    Reserve Withdrawal Per Sec. 6.08 VII                              0.00
                                                                  ------------
  13    Available Remittance Amount:                              5,065,762.23

  14         Less: Service Fees                                           0.00
  15         Less: Expense Account Deposit                            1,809.78
  16         Cross Collateral Deposit                                     0.00
                                                                  ------------
  17    Adjusted Remittance Amount:                               5,063,952.45

        Remaining Amount Available:

  18         Adjusted Remittance Amount                           5,063,952.45
  19         Insured Payments                                             0.00
  20              Monthly Premium @ 20 bp
                     due Certificate Insurer                         36,192.36
  21         Class Remittance Amounts                             5,027,760.09
  22         Cross Collateral Withdrawal                                  0.00
  23         Non-Recoverable Advances not
                  Previously Reimbursed                                   0.00
                                                                  ------------
  24    Total Remaining Amount Available:                                 0.00
                                                                  ============
        Amount of Reimbursements Pursuant to Sec. 5.04

  25         Servicing Fee                                                0.00
  26         Monthly Advances and Servicer Advances                       0.00
  27         Other Mortgage Payments                                      0.00
  28         Interest Earned on P&I Deposits                              0.00
  29         Additional Servicing Compensation                            0.00

================================================================================


                                                      ALLIANCE FUNDING COMPANY
                                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                                         Designated Servicer
                                                        SERVICER'S CERTIFICATE

                                                           1999-1 Group 2

                               In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999 and the Insurance Agreement dated as of
                           February 1, 1999, Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 2
                                             for October 25, 1999, the Remittance date.

                                                  Due period ended: October 1, 1999

====================================================================================================================================

                                                                      Total                   Class 2-A         Class R
                                                                  --------------          --------------     --------------

  30            Number of Loans - BOM                                       2274
  31    Original Principal Balance                                230,337,613.79          230,337,613.79
  32    Original Pre-Funding Account Balance                                0.00                    0.00
  33    Additional Principal Reduction, LTD                         9,993,075.86            9,993,075.86
  34    Realized Losses, LTD                                           19,165.80               19,165.80
  35    Carryforward Amount                                                 0.00                    0.00
  36    Aggregate Unpaid Principal Balance of Delinquent
           Loans Repurchased per Sec. 5.11                                  0.00                    0.00
                                                                  ------------------------------------------------------------------
  37    Opening Class Principal Balance                           220,363,703.73          220,363,703.73
  38              Pool Factor per Loan Balance                        92.1350455%             92.1350455%
  39              Pool Factor per Class Balance                       88.1454815%             88.1454815%
  40    Excess Spread                                                       0.00                                  0.00
  41    Additional Principal due Class A                              849,750.44              849,750.44
  42    Cross Collateral Deposit                                            0.00                    0.00
  43    Cross Collateral Withdrawal                                         0.00                    0.00          0.00
  44    Interest Remittance                                           987,657.88              987,657.88
  45    Available Funds Cap Carry Forward                                   0.00                    0.00
                   Distribution (see schedule C)

        Principal Reductions:
  48              Prepayments - Number                                        32                      32
  49              Prepayments - Dollar                              2,951,634.15            2,951,634.15
  50              Delinquent Loans Repurchased - Number                        0                       0
  51              Delinquent Loans Repurchased - Dollar                     0.00                    0.00
  52              Net Liquidation Proceeds                                  0.00                    0.00
  53              Curtailments                                        134,525.56              134,525.56
  54              Normal and Excess Payments                          104,192.06              104,192.06
  55              Pre-Funding Account Transfer                              0.00                    0.00
                                                                  ------------------------------------------------------------------
  56    Total Principal Remittance                                  3,190,351.77            3,190,351.77
  57    Additional Principal Reduction                                849,750.44              849,750.44
                                                                  ------------------------------------------------------------------
  58    Total Remittance                                            5,027,760.09            5,027,760.09          0.00
                                                                  ==================================================================
  59    Carryforward Amount                                                 0.00
  60    Current Month Realized Loss - Number                                   0                                     0
  61    Current Month Realized Loss - Dollar                                0.00                                  0.00

        Class Principal Balance - EOM
  62              Number of Loans                            #              2242
  63    Closing Loan Balance                                      227,147,262.02          227,147,262.02
  64    Pre-Funding Account Balance                                         0.00                    0.00
  65    Additional Principal Reduction, LTD                        10,842,826.30           10,842,826.30
  66    Realized Losses, LTD                                           19,165.80               19,165.80
  67    Carryforward Amount                                                 0.00                    0.00
  68    Aggregate Unpaid Principal Balance of Delinquent
           Loans Repurchased per Sec. 5.11                                  0.00                    0.00
                                                                  --------------------------------------
  69    Closing Class Principal Balance                           216,323,601.52          216,323,601.52
  70              Pool Factor per Loan Balance                        90.8589048%             90.8589048%
  71              Pool Factor per Class Balance                       86.5294406%             86.5294406%

====================================================================================================================================



                                                      ALLIANCE FUNDING COMPANY
                                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                                         Designated Servicer
                                                        SERVICER'S CERTIFICATE

                                                           1999-1 Group 2

                               In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999 and the Insurance Agreement dated as of
                           February 1, 1999, Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 2
                                             for October 25, 1999, the Remittance date.

                                                  Due period ended: October 1, 1999

====================================================================================================================================

                                                                      Total                    Class A1
                                                                      -----                    --------
  72    Weighted Note Rate - This Remittance:                       10.41504%
  73    Weighted Note Rate - Next Remittance:                       10.41670%

  74    Available Cap Carry Foward Amount - This Remittance:             0.00
                          (see schedule C)

  75    Pass-Through Rate:                                           5.76250%                   5.76250%

  76    Related Remittance Period:                                  27-Sep-99                    thru               24-Oct-99
  77    Days in Related Period:                                        28

  78    Weighted Average Remaining Term                              350.44

  79    Original Pool - Principal Balance                      156,587,131.22                156,587,131.22
  80    Original Pool - Pre-Funding Account Balance             97,477,909.43                 97,477,909.43
  81    Original Pool - Initial Overcollateralization            4,065,040.65                  4,065,040.65
                                                               --------------------------------------------
  82    Original Pool - Class Principal Balance                250,000,000.00                250,000,000.00
  83    Original Pool - Number of Loans                               1490

------------------------------------------------------------------------------------------------------------------------------------

        CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                               Beginning of Month           Current Month          End of Month
                                                               ------------------           -------------          ------------
  84    Initial Overcollateralization                            9,993,075.86                    849,750.44       10,842,826.30
  85    Cross Collateral Deposits, LTD                                   0.00                          0.00                0.00
  86    Less:  Realized Losses, LTD                                 19,165.80                          0.00           19,165.80
                                                               ---------------------------------------------------------------------
  87    Overcollateralization of Principal                       9,973,910.06                    849,750.44       10,823,660.50
                                                               =====================================================================
  88    Base Overcollateralization Requirement                                                                    13,846,544.72
  89    Required Overcollateralization                                                                            13,846,544.72

        CURRENT MONTH SUBORDINATED AMOUNT                      Beginning of Month           Current Month          End of Month
                                                               ------------------           -------------          ------------
  90    Original Subordinated Amount                            30,360,772.36                    N/A              30,360,772.36
  91    Less: Cumulative Realized Losses                            19,165.80                    0.00                 19,165.80
  92    Plus: Cumulative Additional Proceeds                             0.00                  743.65                    743.65
                                                               ---------------------------------------------------------------------
  93    Current Subordinated Amount                             30,341,606.56                                     30,342,350.21
                                                               =====================================================================
        Nonrecoverable Advance Reconciliation

  94    Beginning of Month                                               0.00
  95    Current Month Nonrecoverable Advance                             0.00
  96    Less: Current Month Reimbursment                                 0.00
                                                               -----------------
  97    End of Month                                                     0.00
                                                               =================

====================================================================================================================================



                                                      ALLIANCE FUNDING COMPANY
                                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                           1999-1 Group 2

                               In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999 and the Insurance Agreement dated as of
                           February 1, 1999, Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 2
                                             for October 25, 1999, the Remittance date.

                                                  Due period ended: October 1, 1999

====================================================================================================================================
                                                                                            Class
                                                                                             A1
                                                                ---------------------------------------
  98    Total Class Principal - Original Pool                   $250,000,000.00         $250,000,000.00
  99    Interest Remittance Amount                                   987,657.88              987,657.88
 100    Interest Rate Factor / 1000                                    3.950632                3.950632

 101    Total Principal Collections                                3,190,351.77            3,190,351.77
 102    Prefunding Account Transfer                                        0.00                    0.00
 103    Additional Principal Reduction                               849,750.44              849,750.44
                                                                 --------------------------------------
 104    Principal Remittance Amount                                4,040,102.21            4,040,102.21
 105    Principal Payment Factor/1000                                 16.160409               16.160409
 106    Principal Factor                                             865.294405              865.294405

 107    Prior Month Principal Factor                                 881.454814              881.454814

====================================================================================================================================

                                                            Page 4 of 4
